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                                                                   Exhibit 10.29

                                 THIRD AMENDMENT
                                     TO THE
              LEAR CORPORATION EXECUTIVE SUPPLEMENTAL SAVINGS PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2004)

THIS AMENDMENT to the Lear Corporation Executive Supplemental Savings Plan (the "Plan") is made by the undersigned pursuant to authority delegated by the Compensation Committee of the Board of Directors of Lear Corporation, effective as of the IAC Closing Date (as defined herein);

                                WITNESSETH THAT:

1. Section One of the Plan shall be amended by inserting the following four new subsections and by renumbering existing subsections 1.9 through 1.19 accordingly:

            "1.9 'IAC' means International Automotive Components Group North America, Inc., a Delaware corporation.

            1.10 'IAC Agreement' means the Asset Purchase Agreement dated as of November 30, 2006 by and among the Corporation, IAC, International Automotive Components Group North America, LLC, a Delaware limited liability company, WL Ross & Co. LLC, a Delaware limited liability company, and Franklin Mutual Advisers, LLC, as amended.

            1.11 'IAC Closing Date' means the closing date of the transactions contemplated by the IAC Agreement.

            1.12 'IAC Participant' means any participant who was employed by the Corporation immediately prior to the IAC Closing Date and who becomes employed by IAC immediately after the IAC Closing Date."

2. Section Three of the Plan shall be amended by adding at the end thereof the following new Section 3.5, to read in its entirety as follows:

            "3.5 Vesting for IAC Participants. Solely for purposes of vesting under the foregoing Sections 3.2(b), each IAC Participant shall be treated as if his age is five years greater than his actual age and as if he has an additional five Years of Service (as defined in the Pension Plan)."

3. Except to the extent hereby amended, the Plan shall remain in full force and effect.

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      IN WITNESS WHEREOF, this Amendment to the Plan is adopted on the 9th day of May, 2007.

LEAR CORPORATION

By: /s/ Roger Alan Jackson
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    Roger Alan Jackson
    Senior Vice President - Human Resources